Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BW

EIGHTY-FIRST AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This EIGHTY-FIRST AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). The effective date of this Amendment is the date last signed below (the "Effective Date").  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement (CSG document No. 2298875) dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree, as of the Effective Date, as follows:

1.   Pursuant to the Agreement, CSG currently provides support to Customer of the Customer's end-to-end prerelease Customer Test Environment Region (the "CTER") for CCS® nightly cycle processing ****** through ******** (the "CTER Support Services").

Customer desires and CSG agrees to expand the CTER Support Services to be ****** through ******** and, as a result, Customer will receive additional support as follows: (i) additional CSG operational support to monitor the cycle processing on ****** and ******** in CTER (i.e., *********** * ***** (****) processing support) (the "Additional CTER Support Services") and (ii) extending the code table builds to be available ****** through ******** in CTER.

2.   As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F shall be amended to include the fees set forth below:

Description of Item/Unit of Measure	Frequency	Fee
Additional Test Environment Support Services
•Configuration of Code Table and Set-up for CCS Processing ****** through ******** (Note 1)	*** *******	$*********
•Additional CTER Support Services Fees (Note 2) (Note 3)	********	$*********

Note 1: Configuration of the code table and CCS Processing of the nightly cycle ****** through ******** will be as set forth in that certain, mutually agreed upon, Statement of Work (CSG document no. 4109037).

Note 2: For purposes of clarification, the Additional CTER Support Services Fees are incremental to the ******* Test Environment Support Services Fee as provided in the Seventy-ninth Amendment dated March 9, 2015 (CSG document no. 4107829) under the Agreement.  The Additional Support Services shall only be applicable to the CTER and therefore exclude all other test environements (e.g. SmartLink Sandbox Environment Support).

Note 3: The Additional CTER Support Services Fees shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Joseph T. Ruble
Name: Mike Ciszek	Name: Joseph T. Ruble
Title: VP, Billing & Collections	Title: EVP, CAO & General Counsel
Date: 12-11-15	Date: 15 Dec 2015